(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
April 30, 2002


MuniYield
Fund, Inc.


www.mlim.ml.com


MuniYield Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIYIELD FUND, INC.


The Benefits
And Risks of
Leveraging


MuniYield Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends of the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniYield Fund, Inc., April 30, 2002


DEAR SHAREHOLDER


For the six-month period ended April 30, 2002, the Common Stock of MuniYield Fund, Inc. earned $0.415 per share income dividends, which included earned and unpaid dividends of $0.077. This represents a net annualized yield of 6.29%, based on a month-end per share net asset value of $13.3. Over the same period, the total investment return on the Fund's Common Stock was +1.65%, based on a change in per share net asset value from $13.55 to $13.30, and assuming reinvestment of $0.460 per share income dividends.

For the six-month period ended April 30, 2002, the Fund's Auction
Market Preferred Stock had an average yield as follows: Series A, 1.37%; Series B, 1.68%; Series C, 1.36%; Series D, 2.63%; and
Series E, 1.45%; and Series F, 1.39%.


The Municipal Market Environment
During the six months ended April 30, 2002, long-term fixed-income bond yields generally rose, while exhibiting considerable monthly volatility. However, throughout the period, tax-exempt bond yield volatility was appreciably lower and the overall increase in municipal bond yields was lower than its taxable counterpart. This relative outperformance by the tax-exempt market largely reflected an improving technical position in recent months. Despite additional decreases in the short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October 2001 gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales and recovering US equity markets combined to suggest to many investors that US economic recovery was far more imminent than had been anticipated earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities both to realize recent profits and in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields rose more than 50 basis points (0.50%) to approximately 5.45%.

During January and February 2002, economic indicators were mixed, signaling some strength in consumer spending and housing-related industries, but with continued declines in manufacturing employment. Interest rates remained in a narrow but volatile range as weak US equity markets generally supported fixed-income products. By the end of January 2002, the Federal Reserve Board ended its aggressive series of short-term interest rate reductions by maintaining its overnight rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, earlier weakness could easily resume should consumer spending falter. In recent months, however, the index of leading economic indicators has risen, suggesting that economic activity is likely to expand later this year. In its final revision, fourth quarter 2001 US gross domestic product growth was revised higher to 1.6%, signaling improving economic conditions relative to earlier in 2001. By the end of February 2002, long-term US Treasury bond yields stood at 5.42%.

In early March, a number of economic indicators, including surging existing home sales, solid consumer spending and positive nonfarm payroll growth following several months of job losses, suggested US economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future US economic growth noting, while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push US equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board actions taken during the past 15 months. By the end of March 2002, long-term US Treasury bond yields stood at 5.80%, their highest level in more than 18 months.

During April 2002, bond yields reversed to move lower as US economic conditions, especially employment trends, weakened and US equity markets solidly declined. Also, first quarter 2002 US gross domestic product growth was initially estimated to have grown 0.6%. This decline in US economic activity from the fourth quarter of 2001 suggested that earlier US economic strength was weakening and the Federal Reserve Board would be unlikely to raise interest rates for much of 2002. US Treasury issue prices were also boosted by erupting Middle East politics that led many international investors to seek the safe haven of US Treasury securities. By April 30, 2002, long-term US Treasury bond yields declined to 5.59%. During the past six months, US Treasury bond yields rose more than 70 basis points.

The municipal bond market displayed a similar pattern to its taxable counterpart during the six-month period ended April 2002. The tax-exempt bond market was also unable to maintain the gains made in late September and October 2001. In addition to a modestly stronger financial environment, increased tax-exempt new bond issuance in late 2001 also put upward pressure on municipal bond yields. By year-end 2001, long-term tax-exempt revenue bond yields as measured by the Bond Buyer Revenue Bond Index stood at 5.60%, an increase of approximately 25 basis points during the last two months of 2001. In early 2002, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported existing municipal bond prices. However, in March, increased economic activity and associated concerns regarding near-term
Federal Reserve Board actions also pushed tax-exempt bond prices lower. By late March, long-term municipal revenue bond yields rose to 5.67%, their highest level in more than a year. Similar to US Treasury issues, tax-exempt bond yields declined throughout April as economic conditions weakened. The municipal bond market's improvement was bolstered by a continued improvement in the market's technical environments. Investor demand strengthened, in part aided by declining equity prices, as issuance levels declined. At April
30, 2002, long-term tax-exempt bond yields stood at 5.52%, an increase of approximately 30 basis points during the last six months.

Interest rates are likely to remain near current levels as US economic conditions are expected to remain relatively weak. However, going forward, business activity appears likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion package to aid New York City, Washington DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-to-late 2002.

As inflationary pressures are expected to remain well contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that has supported the tax-exempt bond market's performance for much of 2001 can be expected to continue, any potential increases in municipal bond yields can also be expected to be limited.


Portfolio Strategy
During the six-month period ended April 30, 2002, we focused on seeking to enhance the Fund's dividend stream and reduce the Fund's net asset value volatility. Market volatility was expected because of conflicting economic signals. Toward the end of 2001, our strategy shifted to a market neutral position, given the low nominal yields that both US Treasury and municipal bonds provided. As interest rates fell further, we shifted to a more defensive position. This strategy worked well as interest rates rose sharply during November and December. However, the economic aftershocks of the September 11, 2001 terrorist attacks negated some of the benefits derived from our recent strategic shifts. The value of the Fund's airport-related holdings was negatively affected, causing the sector to underperform slightly for the period. Going forward, we expect these holdings to regain much of their former value and reverse their underperformance. At this time, we have retained our defensive bias as we expect higher bond yields later in 2002.

The 475 basis point decline in short-term interest rates engineered by the Federal Reserve Board in 2001 resulted in a material decrease in the Fund's borrowing cost into the 1% - 1.25% range. This decline, in combination with a steep tax-exempt yield curve, generated a material income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. While modest increases in short-term interest rates are expected later this year, these increases are unlikely to result in significantly higher borrowing costs for the Fund. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)



MuniYield Fund, Inc., April 30, 2002


In Conclusion
At this time, we would like to welcome the shareholders of Merrill Lynch Municipal Strategy Fund, Inc. We appreciate your interest in MuniYield Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Roberto Roffo)
Roberto Roffo
Vice President and Portfolio Manager



May 31, 2002


PROXY RESULTS

During the six-month period ended April 30, 2002, MuniYield Fund,
Inc.'s Common Stock shareholders voted on the following proposal.
The proposal was approved at a shareholders' meeting on April 8, 2002. A description of the proposal and number of shares voted are as follows:


                                                                   Shares Voted    Shares Withheld
                                                                       For           From Voting
1. To elect the Fund's Directors:        Terry K. Glenn             41,766,125         1,275,848
                                         Joe Grills                 41,728,447         1,313,526
                                         Andre F. Perold            41,740,142         1,301,831
                                         Roberta Cooper Ramo        41,729,727         1,312,246
                                         Robert S. Salomon, Jr.     41,732,182         1,309,791
                                         Melvin R. Seiden           41,723,696         1,318,277
                                         Stephen B. Swensrud        41,705,394         1,336,579


During the six-month period ended April 30, 2001, MuniYield Fund,
Inc.'s Preferred Stock shareholders (Series A - F) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 8, 2002. A description of the proposal and number of shares voted are as follows:



                                                                   Shares Voted    Shares Withheld
                                                                       For           From Voting
1. To elect the Fund's Board of Directors: Terry K. Glenn,
   James H. Bodurtha, Joe Grills, Herbert I. London,
   Andre F. Perold, Roberta Cooper Ramo,
   Robert S. Salomon, Jr., Melvin R. Seiden and
   Stephen B. Swensrud                                                 8,647              2,139



SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                  S&P       Moody's    Face
STATE             Ratings   Ratings   Amount   Issue                                                                 Value
Alabama--0.0%     A1        VMIG1++   $   100  Columbia, Alabama, IDB, PCR, Refunding (Alabama Power
                                               Company Project), VRDN, Series E, 1.75% due 10/01/2022 (m)        $      100


Alaska--0.9%      NR*       Baa2        5,050  Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                               (Amerada Hess Pipeline Corporation), 6.10% due 2/01/2024               5,059


Arizona--4.8%     AAA       Aaa         1,460  Arizona State Wastewater Management Authority, Wastewater
                                               Treatment Financial Assistance Revenue Bonds, Series A,
                                               5.60% due 7/01/2006 (b)(c)                                             1,625

                                               Maricopa County, Arizona, IDA, M/F Housing Revenue Refunding
                                               Bonds (CRS Pine Ridge Housing Corporation), Series A-1 (g):
                  AAA       NR*         5,000     6% due 10/20/2031                                                   5,345
                  AAA       NR*         5,000     6.05% due 10/20/2036                                                5,351

                  A1+       P1          2,000  Maricopa County, Arizona, Pollution Control Corporation,
                                               PCR, Refunding (Arizona Public Service Company), VRDN,
                                               Series C, 1.70% due 5/01/2029 (m)                                      2,000

                                               Phoenix, Arizona, IDA, Airport Facility Revenue Refunding
                                               Bonds (America West Airlines Inc. Project), AMT:
                  NR*       Caa2       10,000     6.25% due 6/01/2019                                                 4,366
                  NR*       Caa2        6,900     6.30% due 4/01/2023                                                 3,012

                                               Phoenix, Arizona, IDA, M/F Housing Revenue Bonds (Bay Club
                                               Apartments Project)(g):
                  AAA       NR*           565     5.80% due 11/20/2021                                                  601
                  AAA       NR*           915     5.90% due 11/20/2031                                                  971
                  AAA       NR*         1,270     5.95% due 11/20/2036                                                1,349



Portfolio
Abbreviations


To simplify the listings of MuniYield Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
INFLOS     Inverse Floating Rate Municipal Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
VRDN       Variable Rate Demand Notes



MuniYield Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                  S&P       Moody's    Face
STATE             Ratings   Ratings   Amount   Issue                                                                 Value
Arizona                                        Pima County, Arizona, IDA, M/F Housing Revenue Bonds
(concluded)                                    (Columbus Village) Series A (g):
                  AAA       NR*       $   500     5.90% due 10/20/2021                                           $      536
                  AAA       NR*           580     6% due 10/20/2031                                                     625
                  AAA       NR*         2,320     6.05% due 10/20/2041                                                2,504


California--      A+        A1         13,000  California State, GO, Refunding, 5.125% due 2/01/2027                 12,649
3.8%
                  BB        B1          7,400  Los Angeles, California, Regional Airports Improvement
                                               Corporation, Lease Revenue Bonds (American Airlines Inc.),
                                               AMT, Series C, 7.50% due 12/01/2024                                    7,215

                                               Los Angeles County, California, Schools Regionalized Business
                                               Services, COP, Pooled Financing, Series A (c):
                  AAA       Aaa         1,430     5.90%** due 8/01/2019                                                 560
                  AAA       Aaa         2,510     6%** due 8/01/2029                                                    534

                  AA        Aa3         1,250  Sacramento County, California, Sanitation District Financing
                                               Authority, Revenue Refunding Bonds, Trust Receipts, Class R,
                                               Series A, 10.001% due 12/01/2019 (k)                                   1,470


Colorado--8.4%    NR*       Aaa         4,680  Broomfield, Colorado, COP (Open Space Park and Recreational
                                               Facilities), 5.75% due 12/01/2015 (c)                                  5,100

                  NR*       Aaa         4,430  Broomfield, Colorado, Open Space Park and Recreational
                                               Facilities, COP, 5.75% due 12/01/2014 (c)                              4,854

                  AA        Aa2         1,500  Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT,
                                               Series D-2, 6.90% due 4/01/2029                                        1,697

                                               Colorado Health Facilities Authority, Health Facilities
                                               Revenue Bonds (National Benevolent Association), Series C:
                  NR*       Baa2          600     7% due 3/01/2019                                                      618
                  NR*       Baa2          750     7% due 3/01/2024                                                      765
                  NR*       Baa2        1,125     7.125% due 3/01/2030                                                1,157

                  A         A2          8,000  Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                               Series D, 7.75% due 11/15/2013                                         9,604

                  NR*       NR*         6,500  Denver, Colorado, Urban Renewal Authority, Tax Increment
                                               Revenue Bonds (Pavilions), AMT, 7.75% due 9/01/2016                    6,941

                                               Elk Valley, Colorado, Public Improvement Revenue Bonds
                                               (Public Improvement Fee), Series A:
                  NR*       NR*         1,735     7.10% due 9/01/2014                                                 1,692
                  NR*       NR*         5,065     7.35% due 9/01/2031                                                 4,882

                  AA        NR*         1,985  Interlocken Metropolitan District, Colorado, GO, Refunding,
                                               Series A, 5.75% due 12/15/2012                                         2,152

                  A1+       VMIG1++     9,300  Moffat County, Colorado, PCR, Refunding (Pacificorp Projects),
                                               VRDN, 1.75% due 5/01/2013 (c)(m)                                       9,300

                                               San Miguel County, Colorado (Mountain Village Metropolitan
                                               District), GO, Refunding:
                  NR*       NR*           240     7.95% due 12/01/2002 (b)                                              251
                  NR*       NR*           435     7.95% due 12/01/2003                                                  448


Connecticut--     NR*       NR*           700  Connecticut State Development Authority, IDR
3.5%                                           (AFCO Cargo BDL-LLC Project), AMT, 7.35% due 4/01/2010                   698

                  BBB       A3          5,000  Connecticut State Development Authority, PCR, Refunding
                                               (Connecticut Light and Power Company), Series A, 5.85% due
                                               9/01/2028                                                              5,062

                  AAA       Aaa        12,000  Connecticut State, HFA, Revenue Refunding Bonds (Housing
                                               Mortgage Finance Program), Series F, Sub-Series F-1, 6%
                                               due 5/15/2017 (o)                                                     12,557

                  NR*       Aaa         2,175  Connecticut State Special Tax Obligation Revenue Bonds,
                                               RIB, Series 372, 10.07% due 12/01/2017 (h)(k)                          2,622


Florida--6.8%     AAA       Aaa         2,755  Broward County, Florida, Airport System Revenue Bonds,
                                               AMT, Series J-1, 5.75% due 10/01/2018 (c)                              2,896

                                               Hillsborough County, Florida, IDA, Exempt Facilities
                                               Revenue Bonds (National Gypsum), AMT:
                  NR*       NR*        14,500     Series A, 7.125% due 4/01/2030                                     12,437
                  NR*       NR*         5,000     Series B, 7.125% due 4/01/2030                                      4,289

                  A1+       VMIG1++     3,500  Jacksonville, Florida, Electric Authority Revenue Bonds
                                               (Electric System), VRDN, Sub-Series B, 1.70% due 10/01/2010 (m)        3,500

                  AAA       Aaa        16,700  Pinellas County, Florida, Housing Authority, Housing Revenue
                                               Bonds (Affordable Housing Program), 4.60% due 12/01/2010 (i)          17,140


Georgia--3.6%     AAA       Aaa        12,140  Atlanta, Georgia, Airport Revenue Refunding Bonds,
                                               Series A, 5.875% due 1/01/2016 (h)                                    13,166

                  NR*       NR*         4,600  Atlanta, Georgia, Tax Allocation Revenue Bonds
                                               (Atlantic Station Project), 7.90% due 12/01/2024                       4,580

                  AAA       Aa2         3,250  Georgia State, HFA, S/F Mortgage Revenue Refunding Bonds,
                                               Series A, Sub-Series A-1, 6.125% due 12/01/2015 (d)                    3,323


Idaho--1.5%       AA        NR*         1,880  Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds,
                                               AMT, Senior Series C-2, 7.15% due 7/01/2023                            1,909

                  BBB-      Baa3        7,150  Power County, Idaho, Industrial Development Corporation,
                                               Solid Waste Disposal Revenue Bonds (FMC Corporation Project),
                                               AMT, 6.45% due 8/01/2032                                               6,870


Illinois--5.8%    NR*       B2            875  Beardstown, Illinois, IDR (Jefferson Smurfit Corp. Project),
                                               8% due 10/01/2016                                                        897

                  AA+       Aaa         5,000  Chicago, Illinois, Metropolitan Water Reclamation District of
                                               Greater Chicago, Capital Improvement, GO, Series A, 5.50% due
                                               12/01/2013                                                             5,476

                  BB        B1          2,135  Chicago, Illinois, O'Hare International Airport, Special
                                               Facility Revenue Refunding Bonds (American Airlines Inc.
                                               Project), 8.20% due 12/01/2024                                         2,139

                  NR*       Aaa         1,595  Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series B,
                                               7.625% due 9/01/2027 (f)(g)(l)                                         1,799

                  BBB       Baa2        2,750  Illinois Development Finance Authority, PCR, Refunding
                                               (Illinois Power Company Project), Series A, 7.375%
                                               due 7/01/2006 (b)                                                      3,237

                  AAA       Aaa         3,285  Illinois Development Finance Authority Revenue Bonds
                                               (Presbyterian Home Lake Project), Series B, 6.30% due
                                               9/01/2022 (i)                                                          3,485

                  BBB       Baa3        2,540  Illinois Development Finance Authority, Revenue Refunding
                                               Bonds (Olin Corporation Project), Series D, 6.75% due 3/01/2016        2,539

                  NR*       NR*         2,500  Illinois Educational Facilities Authority, Revenue
                                               Refunding Bonds (Chicago Osteopathic Health System), 7.25%
                                               due 11/15/2019 (b)                                                     2,913

                  NR*       Ba3         1,250  Illinois Health Facilities Authority Revenue Bonds
                                               (Holy Cross Hospital Project), 6.70% due 3/01/2014                     1,049

                  A1        VMIG1++       500  Illinois Health Facilities Authority, Revenue Refunding
                                               Bonds (University of Chicago Hospitals), VRDN, 1.70% due
                                               8/01/2026 (e)(m)                                                         500

                  AAA       Aaa         8,000  Metropolitan Pier and Exposition Authority, Illinois,
                                               Hospitality Facilities Revenue Bonds (McCormick Place
                                               Convention Center), 7% due 7/01/2026 (a)                              10,032



MuniYield Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                  S&P       Moody's    Face
STATE             Ratings   Ratings   Amount   Issue                                                                 Value
Kentucky--0.7%    BBB       Baa2      $ 4,000  Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                               (TJ International Project), AMT, 7% due 6/01/2024                 $    4,200


Louisiana--6.9%   BBB       Baa3        3,010  Calcasieu Parish, Louisiana, IDB, IDR, Refunding (Olin
                                               Corporation Project), 6.625% due 2/01/2016                             3,009

                  A1+       P1          3,930  East Baton Rouge Parish, Louisiana, PCR, Refunding
                                               (Exxon Project), VRDN, 1.65% due 3/01/2022 (m)                         3,930

                  BBB       Baa2       10,000  Morehouse Parish, Louisiana, PCR, Refunding (International
                                               Paper Company Project), Series A, 5.25% due 11/15/2013                10,038

                  BB-       NR*        24,000  Port New Orleans, Louisiana, IDR, Refunding (Continental
                                               Grain Company Project), 6.50% due 1/01/2017                           23,661


Maryland--1.4%    NR*       NR*         3,000  Maryland State Energy Financing Administration, Limited
                                               Obligation Revenue Bonds (Cogeneration-AES Warrior Run), AMT,
                                               7.40% due 9/01/2019                                                    3,094

                  A         Baa1        5,000  Maryland State Health and Higher Educational Facilities
                                               Authority, Revenue Refunding Bonds (University of Maryland
                                               Medical System), 6% due 7/01/2032                                      5,118


Massachusetts--   NR*       VMIG1++     1,350  Massachusetts State Health and Educational Facilities
0.4%                                           Authority Revenue Bonds (Capital Asset Program), VRDN,
                                               Series E, 1.75% due 1/01/2035 (m)                                      1,350

                  A1+       VMIG1++     1,000  Massachusetts State Health and Educational Facilities
                                               Authority, Revenue Refunding Bonds (Capital Asset Program),
                                               VRDN, Series C, 1.65% due 7/01/2010 (e)(m)                             1,000


Michigan--0.5%    AAA       Aaa         3,100  Michigan State Hospital Finance Authority, Revenue Refunding
                                               Bonds, INFLOS, 10.845% due 2/15/2022 (i)(k)                            3,237


Minnesota--0.6%                                Eden Prairie, Minnesota, M/F Housing Revenue Bonds
                                               (Rolling Hills Project), Series A (g):
                  NR*       Aaa           420     6% due 8/20/2021                                                      454
                  NR*       Aaa         2,000     6.20% due 2/20/2043                                                 2,191

                  NR*       Aa3         1,000  Minneapolis, Minnesota, M/F Housing Revenue Bonds
                                               (Gaar Scott Loft Project), AMT, 5.95% due 5/01/2030                    1,030


Mississippi--4.0% BBB       Baa2       10,000  Lowndes County, Mississippi, Solid Waste Disposal and
                                               PCR, Refunding (Weyerhaeuser Company Project), Series A,
                                               6.80% due 4/01/2022                                                   10,953

                  AA        Aa3        11,380  Mississippi State, GO, Capital Improvement, 5.75% due
                                               11/01/2010 (b)                                                        12,821


Missouri--1.2%                                 Fenton, Missouri, Tax Increment Revenue Refunding and
                                               Improvement Bonds (Gravois Bluffs):
                  NR*       NR*         1,765     6.75% due 10/01/2015                                                1,803
                  NR*       NR*         2,800     7% due 10/01/2021                                                   2,860

                  AAA       NR*         2,445  Missouri State Housing Development Commission, S/F Mortgage
                                               Revenue Bonds, Homeownership, AMT, Series B, 7.55% due
                                               9/01/2027 (f)(g)                                                       2,595


Nevada--1.0%      B+        NR*         7,500  Clark County, Nevada, IDR, Refunding (Nevada Power
                                               Company Project), Series C, 5.50% due 10/01/2030                       5,698


New Jersey--      NR*       NR*         3,000  New Jersey EDA, First Mortgage Revenue Bonds (The
5.3%                                           Presbyterian Home), Series A, 6.375% due 11/01/2031                    2,979

                  NR*       NR*         3,300  New Jersey EDA, Retirement Community Revenue Bonds (Cedar
                                               Crest Village Inc. Facility), Series A, 7.25% due 11/15/2031           3,202

                                               New Jersey EDA, Special Facility Revenue Bonds (Continental
                                               Airlines Inc. Project), AMT:
                  BB-       B3          3,905     6.25% due 9/15/2019                                                 3,485
                  BB-       B3         13,775     6.25% due 9/15/2029                                                11,991

                  AAA       Aaa         4,450  New Jersey EDA, Water Facilities Revenue Bonds (New Jersey
                                               American Water Company Inc. Project), AMT, 6.50% due
                                               4/01/2022 (h)                                                          4,551

                  AAA       Aaa         5,130  University of Medicine and Dentistry, New Jersey, Revenue
                                               Bonds, Series A, 5.50% due 12/01/2027 (c)                              5,335


New York--37.1%   AAA       Aaa         1,865  Dutchess County, New York, Resource Recovery Agency Revenue
                                               Bonds (Solid Waste System), Series A, 5.25% due 1/01/2011 (e)          2,013

                  NR*       Aaa         5,595  Metropolitan Transportation Authority, New York, Commuter
                                               Facilities Revenue Bonds, RITR, Series 9, 6.10% due
                                               7/01/2006 (b)(h)(k)                                                    7,233

                  BBB+      A3         11,200  New York City, New York, City IDA, Special Facilities Revenue
                                               Bonds (Terminal One Group Association Project), AMT, 6.125%
                                               due 1/01/2024                                                         11,443

                                               New York City, New York, City Municipal Water Finance
                                               Authority, Water and Sewer System Revenue Bonds (k):
                  AAA       NR*         5,000     DRIVERS, Series 198, 9.56% due 6/15/2026 (e)                        5,831
                  NR*       Aaa         3,000     RITR, Series 11, 9.82% due 6/15/2026 (i)                            3,708

                  AA        Aa2        25,890  New York City, New York, City Municipal Water Finance
                                               Authority, Water and Sewer System Revenue Refunding Bonds,
                                               5.50% due 6/15/2033                                                   26,409

                                               New York City, New York, City Transitional Finance Authority
                                               Revenue Bonds, Future Tax Secured:
                  AA+       Aa2        10,000     Series B, 4.75% due 11/15/2023                                      9,346
                  A1+       VMIG1++     6,400     VRDN, Series C, 1.65% due 5/01/2028 (m)                             6,400

                                               New York City, New York, GO, Refunding, Series G:
                  AAA       Aaa         2,090     5.75% due 2/01/2014 (e)                                             2,236
                  AAA       Aaa         2,000     5.75% due 2/01/2014 (h)                                             2,140

                  AAA       Aaa        10,000  New York City, New York, GO, Refunding, Trust Receipts,
                                               Series R, 10.761% due 5/15/2014 (h)(k)                                12,835

                  A         Aaa           385  New York City, New York, GO, Series C, Sub-Series C-1,
                                               7.50% due 8/01/2002 (b)                                                  397

                  AA-       NR*        24,000  New York State Dormitory Authority, City University System
                                               Revenue Bonds, Consolidated 4th Generation, Series A, 5.25%
                                               due 7/01/2031                                                         23,786

                                               New York State Dormitory Authority, State University
                                               Educational Facilities Revenue Refunding Bonds,
                                               Series 1989 (e):
                  AAA       Aaa         7,500     6% due 5/15/2015                                                    8,407
                  AAA       Aaa         3,750     6% due 5/15/2016                                                    4,176

                  AA+       Aaa        17,575  New York State Environmental Facilities Corporation, PCR,
                                               Refunding, RITR, Class R, Series 9, 9.751% due 6/15/2014 (k)          20,200

                  NR*       Baa3        2,475  Onondaga County, New York, IDA Revenue Bonds (Air Cargo),
                                               AMT, 6.125% due 1/01/2032                                              2,438

                  AAA       Aaa        44,500  Port Authority of New York and New Jersey, Consolidated
                                               Revenue Refunding Bonds, 125th Series, 5% due 4/15/2032 (i)           43,399



MuniYield Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                  S&P       Moody's    Face
STATE             Ratings   Ratings   Amount   Issue                                                                 Value
New York          AAA       NR*       $ 4,360  Port Authority of New York and New Jersey Revenue
(concluded)                                    Refunding Bonds, DRIVERS, AMT, Series 177, 10.02%
                                               due 10/15/2032 (e)(k)                                             $    4,937

                  AAA       NR*        20,575  Port Authority of New York and New Jersey, Special
                                               Obligation Revenue Bonds, DRIVERS, AMT, Series 192,
                                               9.53% due 12/01/2025 (e)(k)                                           21,839


North             BBB       Baa3        4,750  North Carolina Eastern Municipal Power Agency, Power
Carolina--1.5%                                 System Revenue Bonds, Series D, 6.75% due 1/01/2026                    5,017

                  AA        Aa2           960  North Carolina HFA, Home Ownership Revenue Bonds, AMT,
                                               Series 8-A, 6.20% due 7/01/2016                                        1,011

                  AA        Aa2         1,590  North Carolina HFA, S/F Revenue Bonds, Series II, 6.20%
                                               due 3/01/2016 (d)                                                      1,673

                  NR*       NR*         1,000  North Carolina Medical Care Commission, Health Care
                                               Facilities, First Mortgage Revenue Bonds (Arbor Acres
                                               Community Project), 6.375% due 3/01/2032                                 980


Ohio--1.8%                                     Bowling Green State University, Ohio, General Receipt
                                               Revenue Bonds (h):
                  AAA       Aaa         1,125     5.75% due 6/01/2013                                                 1,239
                  AAA       Aaa         1,040     5.75% due 6/01/2014                                                 1,139

                                               Cuyahoga County, Ohio, Mortgage Revenue Bonds (West Tech
                                               Apartments Project), AMT (g):
                  AAA       Aaa         1,410     5.75% due 9/20/2020                                                 1,427
                  NR*       Aaa         2,250     5.85% due 9/20/2030                                                 2,273

                  NR*       NR*         2,175  Lucas County, Ohio, Health Care Facility Revenue Refunding
                                               and Improvement Bonds (Sunset Retirement Communities),
                                               Series A, 6.625% due 8/15/2030                                         2,238

                  NR*       Aaa         1,120  Mad River, Ohio, Local School District, GO, Refunding
                                               (Classroom Facilities), 5.75% due 12/01/2019 (h)                       1,209

                  NR*       Aaa           945  Monroe, Ohio, Local School District, School Improvement,
                                               GO, Refunding, 5.75% due 12/01/2018 (c)                                1,047


Oklahoma--0.9%                                 Holdenville, Oklahoma, Industrial Authority, Correctional
                                               Facility Revenue Bonds (b)(j):
                  AAA       NR*         1,650     6.60% due 7/01/2006                                                 1,886
                  AAA       NR*         3,250     6.70% due 7/01/2006                                                 3,720


Oregon--3.8%                                   Oregon State Department of Administrative Services, COP,
                                               Series A (b)(c):
                  AAA       Aaa         4,405     6% due 5/01/2010                                                    5,042
                  AAA       Aaa         3,500     6% due 5/01/2010                                                    4,006

                  AA        Aa2         6,785  Oregon State, GO, Refunding (Veterans Welfare), Series 80A,
                                               5.70% due 10/01/2032                                                   7,049

                                               Portland, Oregon, Housing Authority, Housing Revenue Bonds
                                               (Pine Square and University Place):
                  NR*       NR*         1,830     Series A, 5.875% due 1/01/2022                                      1,797
                  NR*       NR*         3,580     Series A, 6% due 1/01/2032                                          3,504
                  NR*       NR*         1,120     Series B, 5.90% due 1/01/2032                                       1,100


Pennsylvania--    AAA       Aaa         5,000  Lehigh County, Pennsylvania, IDA, PCR, Refunding (Pennsylvania
13.6%                                          Power and Light Company Project), Series B, 6.40% due
                                               9/01/2029 (e)                                                          5,436

                  AAA       Aaa         9,675  Pennsylvania Convention Center, Revenue Refunding Bonds,
                                               Series A, 6.70% due 9/01/2014 (e)                                     10,652

                                               Pennsylvania Economic Development Financing Authority, Exempt
                                               Facilities Revenue Bonds (National Gypsum Company), AMT:
                  NR*       NR*        18,350     Series A, 6.25% due 11/01/2027                                     14,136
                  NR*       NR*         8,800     Series B, 6.125% due 11/01/2027                                     6,665

                  AA+       Aa2         1,720  Pennsylvania HFA, S/F Mortgage Refunding Bonds, AMT, Series 42,
                                               6.85% due 4/01/2025                                                    1,792

                  AAA       Aaa        16,270  Pennsylvania State Higher Educational Facilities Authority,
                                               Health Services Revenue Refunding Bonds (Allegheny Delaware
                                               Valley Obligation), Series C, 5.875% due 11/15/2016 (e)               17,223

                  A1+       NR*           600  Philadelphia, Pennsylvania, Authority for IDR (Fox Chase
                                               Cancer Center Project), VRDN, 1.70% due 7/01/2025 (m)                    600

                                               Philadelphia, Pennsylvania, Authority for IDR, Refunding,
                                               Commercial Development:
                  NR*       NR*         3,650     (Days Inn), Series B, 6.50% due 10/01/2027                          3,623
                  NR*       NR*         4,000     (Doubletree), Series A, 6.50% due 10/01/2027                        3,970

                  AAA       Aaa        10,965  Philadelphia, Pennsylvania, School District, GO, Series A,
                                               5.50% due 2/01/2031 (i)                                               11,188

                  A-        NR*         5,000  Sayre, Pennsylvania, Health Care Facilities Authority Revenue
                                               Bonds (Guthrie Health Issue), Series B, 1% due 12/01/2031              5,010


Rhode Island--                                 Woonsocket, Rhode Island, GO (h):
0.5%              NR*       Aaa         1,225     6% due 10/01/2017                                                   1,354
                  NR*       Aaa         1,195     6% due 10/01/2018                                                   1,314


South             AAA       Aaa         1,000  Fairfield County, South Carolina, PCR (South Carolina
Carolina--0.6%                                 Electric and Gas), 6.50% due 9/01/2014 (e)                             1,044

                  BBB       Baa2        2,500  Richland County, South Carolina, PCR, Refunding
                                               (Union Camp Corporation Project), Series C, 6.55% due
                                               11/01/2020                                                             2,556


South             BBB+      Baa2          900  South Dakota State Health and Educational Facilities
Dakota--0.2%                                   Authority, Revenue Refunding Bonds (Prairie Lakes), 7.25%
                                               due 4/01/2022                                                            926


Tennessee--0.8%   NR*       NR*         4,610  Hardeman County, Tennessee, Correctional Facilities
                                               Corporation Revenue Bonds, 7.75% due 8/01/2017                         4,427


Texas--13.6%                                   Austin, Texas, Convention Center Revenue Bonds (Convention
                                               Enterprises Inc.), First Tier, Series A:
                  BBB-      Baa3        6,000     6.70% due 1/01/2028                                                 6,041
                  BBB-      Baa3        5,000     6.70% due 1/01/2032                                                 5,034

                                               Bell County, Texas, Health Facilities Development
                                               Corporation, Hospital Revenue Bonds (Scott & White Memorial
                                               Hospital), VRDN (m):
                  A1+       VMIG1++     6,900     Series 2001-2, 1.70% due 8/15/2031                                  6,900
                  A1+       VMIG1++     5,500     Series B-2, 1.70% due 8/15/2029 (e)                                 5,500

                                               Bexar County, Texas, Housing Finance Corporation, M/F Housing
                                               Revenue Bonds (Water at Northern Hills Apartments), Series A (e):
                  NR*       Aaa         1,300     5.80% due 8/01/2021                                                 1,359
                  NR*       Aaa         2,460     6% due 8/01/2031                                                    2,587
                  NR*       Aaa         1,000     6.05% due 8/01/2036                                                 1,053

                                               Gregg County, Texas, Health Facilities Development Corporation,
                                               Hospital Revenue Bonds (Good Shepherd Medical Center Project):
                  AA        Baa2        3,000     6.875% due 10/01/2020                                               3,367
                  AA        Baa2        2,000     6.375% due 10/01/2025                                               2,152

                  AA-       Aa3         5,000  Guadalupe-Blanco River Authority, Texas, Sewage and Solid
                                               Waste Disposal Facility Revenue Bonds (E.I. du Pont de
                                               Nemours and Company Project), AMT, 6.40% due 4/01/2026                 5,290



MuniYield Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                  S&P       Moody's    Face
STATE             Ratings   Ratings   Amount   Issue                                                                 Value
Texas             A1+       VMIG1++   $   200  Harris County, Texas, Health Facilities Development
(concluded)                                    Corporation, Hospital Revenue Bonds (Texas Children's
                                               Hospital), VRDN, Series B-1, 1.70% due 10/01/2029 (e)(m)            $    200

                                               Harris County, Texas, Health Facilities Development
                                               Corporation, Hospital Revenue Refunding Bonds (Methodist
                                               Hospital), VRDN (m):
                  A1+       NR*           700     1.70% due 12/01/2025                                                  700
                  A1+       NR*         2,400     1.70% due 12/01/2026                                                2,400

                  BB-       B3          3,000  Houston, Texas, Airport System, Special Facilities Revenue
                                               Bonds (Continental Airlines), AMT, Series E, 6.75% due 7/01/2029       2,723

                  NR*       Baa3        1,600  Houston, Texas, Industrial Development Corporation Revenue
                                               Bonds (Air Cargo), AMT, 6.375% due 1/01/2023                           1,572

                                               Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                               Semiconductor), AMT:
                  BBB+      Baa2        6,200     6.375% due 4/01/2027                                                6,169
                  BBB-      Baa2        6,000     6.95% due 4/01/2030                                                 6,209

                  NR*       Aaa         1,200  Magnolia, Texas, Independent School District, GO, 6.50%
                                               due 8/15/2011                                                          1,407

                  BBB+      Baa2       10,280  Sabine River Authority, Texas, PCR, Refunding (TXU Electric
                                               Company Project), Series C, 4% due 5/01/2028                          10,322

                                               San Antonio, Texas, Water Revenue Refunding Bonds:
                  AA-       Aa3         1,000     5.875% due 5/15/2016                                                1,078
                  AA-       Aa3         1,000     5.875% due 5/15/2017                                                1,074

                  AAA       Aaa         7,020  Tyler, Texas, Waterworks and Sewer Revenue Bonds, 5.70%
                                               due 9/01/2030 (h)                                                      7,245


Utah--0.3%        NR*       NR*         1,000  Tooele County, Utah, PCR, Refunding (Laidlaw Environmental),
                                               AMT, Series A, 7.55% due 7/01/2027 (n)                                     0

                  AAA       Aaa         1,545  Utah State Board of Regents, Revenue Refunding Bonds
                                               (University of Utah Research Facilities), Series A, 5.50%
                                               due 4/01/2018 (e)                                                      1,610

                  AAA       NR*           430  Utah State, HFA, S/F Mortgage Revenue Bonds, AMT,
                                               Senior-Series E-2, 7.15% due 7/01/2024 (d)                               436


Virginia--        BBB       NR*         5,000  Amelia County, Virginia, IDA, Solid Waste Disposal Revenue
2.9%                                           Refunding Bonds (Waste Management Project), AMT, 4.90% due
                                               4/01/2027                                                              5,000

                  AAA       Aaa         5,000  Fairfax County, Virginia, EDA, Resource Recovery Revenue
                                               Refunding Bonds, AMT, Series A, 6.10% due 2/01/2011 (c)                5,612

                  NR*       NR*         5,200  Peninsula Ports Authority, Virginia, Revenue Refunding Bonds
                                               (Port Facility-Zeigler Coal), 6.90% due 5/02/2022 (n)                  2,889

                  NR*       NR*         1,000  Pittsylvania County, Virginia, IDA, Revenue Refunding Bonds,
                                               Exempt-Facility, AMT, Series A, 7.55% due 1/01/2019                      983

                                               Pocahontas Parkway Association, Virginia, Toll Road
                                               Revenue Bonds:
                  NR*       Ba1         6,200     First Tier, Sub-Series C, 6.25%** due 8/15/2031                       289
                  BBB-      Baa3       24,800     Senior Series B, 6.67%** due 8/15/2029                              2,244


West Virginia--   BB+       Ba2         1,000  Princeton, West Virginia, Hospital Revenue Refunding Bonds
0.7%                                           (Community Hospital Association Inc. Project), 6% due 5/01/2019          827

                  BBB       Baa2        3,000  Upshur County, West Virginia, Solid Waste Disposal Revenue
                                               Bonds (TJ International Project), AMT, 7% due 7/15/2025                3,145


Wisconsin--0.6%   NR*       Baa3          700  Milwaukee, Wisconsin, Revenue Bonds (Air Cargo), AMT, 6.50%
                                               due 1/01/2025                                                            693

                  AAA       Aaa         2,600  Wisconsin State, GO, AMT, Series B, 6.20% due 11/01/2026 (e)           2,779


Wyoming--0.4%     AA        NR*         2,500  Wyoming Student Loan Corporation, Student Loan Revenue
                                               Refunding Bonds, Series A, 6.20% due 6/01/2024                         2,613


Puerto                                         Puerto Rico Commonwealth, Highway and Transportation
Rico--8.6%                                     Authority, Transportation Revenue Bonds:
                  A         Baa1       20,000     Series D, 5.75% due 7/01/2041                                      21,083
                  AAA       Aaa        15,000     Trust Receipts, Class R, Series B, 9.811% due
                                                  7/01/2035 (e)(k)                                                   17,309

                  AAA       Aaa         2,500  Puerto Rico Electric Power Authority, Power Revenue Bonds,
                                               Trust Receipts, Class R, Series 16 HH, 9.542% due
                                               7/01/2013 (i)(k)                                                       3,182

                  A-        Baa3        8,700  Puerto Rico Public Finance Corporation, Commonwealth
                                               Appropriation Revenue Bonds, Series E, 5.75% due 8/01/2030             9,047


                  Total Investments (Cost--$869,213)--149.0%                                                        879,602
                  Variation Margin on Financial Futures Contracts***--0.0%                                             (96)
                  Other Assets Less Liabilities--0.7%                                                                 3,846
                  Preferred Stock, at Redemption Value--(49.7%)                                                   (293,108)
                                                                                                                 ----------
                  Net Assets Applicable to Common Stock--100.0%                                                  $  590,244
                                                                                                                 ==========

(a)Escrowed to maturity.
(b)Prerefunded.
(c)AMBAC Insured.
(d)FHA Insured.
(e)MBIA Insured.
(f)FNMA Collateralized.
(g)GNMA Collateralized.
(h)FGIC Insured.
(i)FSA Insured.
(j)Connie Lee Insured.
(k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
(l)FHLMC Collateralized.
(m)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
(n)Non-income producing security.
(o)All or a portion of security held as collateral in connection with open financial futures contracts.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
***Financial futures contracts sold as of April 30, 2002 were as follows:

Number of                      Expiration
Contracts       Issue             Date             Value

  880     US Treasury Notes    June 2002        $ 92,895,000
                                                ------------
Total Financial Futures Contracts Sold
(Total Contract Price--$92,847,031)             $ 92,895,000
                                                ============

++Highest short-term rating by Moody's Investors Services, Inc.

See Notes to Financial Statements.


MuniYield Fund, Inc., April 30, 2002


STATEMENT OF NET ASSETS


                As of April 30, 2002
Assets:         Investments, at value (identified cost--$869,213,112)                                          $879,602,488
                Cash                                                                                                 64,652
                Receivables:
                   Interest                                                                  $ 14,734,050
                   Securities sold                                                                232,905        14,966,955
                                                                                             ------------
                Prepaid expenses and other assets                                                                   128,835
                                                                                                               ------------
                Total assets                                                                                    894,762,930
                                                                                                               ------------

Liabilities:    Payables:
                   Securities purchased                                                        10,322,475
                   Dividends to shareholders                                                      618,279
                   Investment adviser                                                             361,171
                   Variation margin                                                                96,250        11,398,175
                                                                                             ------------
                Accrued expenses                                                                                     12,606
                                                                                                               ------------
                Total liabilities                                                                                11,410,781
                                                                                                               ------------

Preferred       Preferred Stock, par value $.05 per share (11,720 shares of AMPS*
Stock:          issued and outstanding at $25,000 per share liquidation preference)                             293,107,976
                                                                                                               ------------

Net Assets      Net assets applicable to Common Stock                                                          $590,244,173
Applicable To                                                                                                  ============
Common Stock:

Analysis of     Common Stock, par value $.10 per share (44,385,228 shares
Net Assets      issued and outstanding)                                                                        $  4,438,523
Applicable to   Paid-in capital in excess of par                                                                632,235,352
Common Stock:   Undistributed investment income--net                                                              8,211,047
                Accumulated realized capital losses on investments--net                                        (64,982,156)
                Unrealized appreciation on investments--net                                                      10,341,407
                                                                                                               ------------
                Total--Equivalent to $13.30 net asset value per share of Common Stock
                (market price--$12.94)                                                                         $590,244,173
                                                                                                               ============


*Auction Market Preferred Stock.

See Notes to Financial Statements.


STATEMENT OF OPERATIONS


                For the Six Months Ended April 30, 2002
Investment      Interest                                                                                       $ 26,348,951
Income:

Expenses:       Investment advisory fees                                                     $  2,147,371
                Commission fees                                                                   365,757
                Accounting services                                                               135,170
                Transfer agent fees                                                                50,169
                Professional fees                                                                  42,320
                Custodian fees                                                                     31,716
                Directors' fees and expenses                                                       27,560
                Printing and shareholder reports                                                   22,202
                Pricing fees                                                                       15,875
                Listing fees                                                                       15,452
                Other                                                                              35,939
                                                                                             ------------
                Total expenses                                                                                    2,889,531
                                                                                                               ------------
                Investment income--net                                                                           23,459,420
                                                                                                               ------------

Realized &      Realized gain on investments--net                                                                 2,611,420
Unrealized      Change in unrealized appreciation/depreciation on investments--net                             (14,440,274)
Gain (Loss) on                                                                                                 ------------
Investments--   Total realized and unrealized loss on investments--net                                         (11,828,854)
Net:                                                                                                           ------------

Dividends to    Investment income--net                                                                          (2,204,333)
Preferred Stock                                                                                                ------------
Shareholders:   Net Increase in Net Assets Resulting from Operations                                           $  9,426,233
                                                                                                               ============

See Notes to Financial Statements.


MuniYield Fund, Inc., April 30, 2002


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Six          For the
                                                                                             Months Ended        Year Ended
                                                                                              April 30,         October 31,
                Increase (Decrease) in Net Assets:                                               2002              2001++
Operations:     Investment income--net                                                       $ 23,459,420      $ 39,687,196
                Realized gain (loss) on investments--net                                        2,611,420       (6,837,621)
                Change in unrealized appreciation/depreciation on investments--net           (14,440,274)        26,701,588
                Dividends to Preferred Stock shareholders                                     (2,204,333)       (8,333,060)
                                                                                             ------------      ------------
                Net increase in net assets resulting from operations                            9,426,233        51,218,103
                                                                                             ------------      ------------

Dividends to    Investment income--net                                                       (19,718,850)      (33,154,288)
Common Stock                                                                                 ------------      ------------
Shareholders:   Net decrease in net assets resulting from dividends to Common
                Stock shareholders                                                           (19,718,850)      (33,154,288)
                                                                                             ------------      ------------

Capital Stock   Proceeds from issuance of Common Stock resulting from reorganization           73,652,856                --
Transactions:   Value of shares issued to Common Stock shareholders in reinvestment
                of dividends                                                                    2,147,135         5,311,917
                                                                                             ------------      ------------
                Net increase in net assets derived from capital stock transactions             75,799,991         5,311,917
                                                                                             ------------      ------------

Net Assets      Total increase in net assets applicable to Common Stock                        65,507,374        23,375,732
Applicable To   Beginning of period                                                           524,736,799       501,361,067
Common Stock:                                                                                ------------      ------------
                End of period*                                                               $590,244,173      $524,736,799
                                                                                             ============      ============

                *Undistributed investment income--net                                        $  8,211,047      $  6,318,376
                                                                                             ============      ============

++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

The following per share data and ratios                        For the
have been derived from information                            Six Months
provided in the financial statements.                           Ended
                                                              April 30,             For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999          1998
Per Share         Net asset value, beginning of period        $   13.55    $   13.08    $   13.21    $   16.27    $   16.09
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:++++  Investment income--net                            .53         1.03         1.09         1.12         1.19
                  Realized and unrealized gain (loss)
                  on investments--net                             (.27)          .52        (.08)       (2.34)          .49
                  Dividends and distributions to
                  Preferred Stock shareholders:
                     Investment income--net                       (.05)        (.22)        (.27)        (.17)        (.18)
                     Realized gain on investments--net               --           --           --        (.04)        (.09)
                     In excess of realized gain on
                     investments--net                                --           --           --        (.03)           --
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                  .21         1.33          .74       (1.46)         1.41
                                                              ---------    ---------    ---------    ---------    ---------
                  Less dividends and distributions
                  to Common Stock shareholders:
                     Investment income--net                       (.46)        (.86)        (.87)        (.95)        (.97)
                     Realized gain on investments--net               --           --           --        (.38)        (.26)
                     In excess of realized gain on
                     investments--net                                --           --           --        (.27)           --
                                                              ---------    ---------    ---------    ---------    ---------
                  Total dividends and distributions
                  to Common Stock shareholders                    (.46)        (.86)        (.87)       (1.60)       (1.23)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of period              $   13.30    $   13.55    $   13.08    $   13.21    $   16.27
                                                              =========    =========    =========    =========    =========
                  Market price per share, end of period       $   12.94    $   13.94    $  12.625    $  12.875    $  16.875
                                                              =========    =========    =========    =========    =========

Total Investment  Based on market price per share            (3.87%)+++       17.79%        5.26%     (15.35%)       14.74%
Return:**                                                     =========    =========    =========    =========    =========
                  Based on net asset value per share           1.65%+++       10.51%        6.28%      (9.92%)        9.15%
                                                              =========    =========    =========    =========    =========

Ratios Based on   Total expenses***                              1.01%*        1.01%         .99%         .93%         .89%
Average Net                                                   =========    =========    =========    =========    =========
Assets of         Total investment income--net***                8.19%*        7.74%        8.35%        7.42%        7.43%
Common Stock:                                                 =========    =========    =========    =========    =========
                  Amount of dividends to Preferred
                  Stock shareholders                              .77%*        1.63%        2.07%        1.11%        1.10%
                                                              =========    =========    =========    =========    =========
                  Investment income--net, to Common
                  Stock shareholders                             7.42%*        6.11%        6.28%        6.31%        6.33%
                                                              =========    =========    =========    =========    =========

Ratios Based on   Total expenses                                  .67%*         .68%         .66%         .65%         .63%
Average Net                                                   =========    =========    =========    =========    =========
Assets of         Total investment income--net                   5.46%*        5.20%        5.56%        5.17%        5.26%
Common &                                                      =========    =========    =========    =========    =========
Preferred
Stock:***

Ratios Based on   Dividends to Preferred Stock
Average Net       shareholders                                   1.54%*        3.33%        4.12%        2.55%        2.66%
Assets Of                                                     =========    =========    =========    =========    =========
Preferred Stock:

Supplemental      Net assets, net of Preferred Stock,
Data:             end of period (in thousands)                $ 590,244    $ 524,737    $ 501,361    $ 506,030    $ 611,222
                                                              =========    =========    =========    =========    =========
                  Preferred Stock outstanding, end of
                  period (in thousands)                       $ 293,000    $ 250,000    $ 250,000    $ 250,000    $ 250,000
                                                              =========    =========    =========    =========    =========
                  Portfolio turnover                             60.59%       83.26%      103.44%       78.42%       91.63%
                                                              =========    =========    =========    =========    =========

Leverage:         Asset coverage per $1,000                   $   3,014    $   3,099    $   3,005    $   3,024    $   3,445
                                                              =========    =========    =========    =========    =========

Dividends         Series A--Investment income--net            $     170    $     816    $   1,052    $     588    $     694
Per Share on                                                  =========    =========    =========    =========    =========
Preferred         Series B--Investment income--net            $     208    $     864    $   1,009    $     595    $     687
Stock                                                         =========    =========    =========    =========    =========
Outstanding:      Series C--Investment income--net            $     169    $     847    $   1,032    $     687    $     643
                                                              =========    =========    =========    =========    =========
                  Series D--Investment income--net            $     252    $     850    $   1,035    $     694    $     637
                                                              =========    =========    =========    =========    =========
                  Series E--Investment income--net            $     179    $     805    $   1,038    $     627    $     656
                                                              =========    =========    =========    =========    =========
                  Series F--Investment income--net            $   155++           --           --           --           --
                                                              =========    =========    =========    =========    =========


*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Series F was issued on November 19, 2001.
++++Certain prior year amounts have been reclassified to conform to current year presentation.
+++Aggregate total investment return.

See Notes to Financial Statements.


MuniYield Fund, Inc., April 30, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $358,119 addition in cost of securities (which, in turn, results in a corresponding $358,119 decrease in net unrealized appreciation and a corresponding $358,119 increase in undistributed net investment income), based on securities held by the Fund as of August 31, 2001.

The effect of this change for the six months ended April 30, 2002 was to increase net investment income by $84,764, decrease net unrealized appreciation by $358,119 and decrease net realized capital gains by $40,810. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

For the six months ended April 30, 2002, the Fund reimbursed FAM
$17,633 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2002 were $501,743,501 and $508,641,034, respectively.

Net realized gains for the six months ended April 30, 2002 and net unrealized gains (losses) as of April 30, 2002 were as follows:


                                                     Unrealized
                                     Realized          Gains
                                      Gains           (Losses)

Long-term investments             $  2,020,158     $ 10,389,376
Financial futures contracts            674,341         (47,969)
                                  ------------     ------------
Total                             $  2,694,499     $ 10,341,407
                                  ============     ============


As of April 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $10,747,495, of which $33,246,511 related to appreciated securities and $22,499,016 related to depreciated securities. The aggregate cost of investments at April 30, 2002 for Federal income tax purposes was $868,854,993.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding increased by 5,508,829 as a result of issuance of Common Stock from reorganization and 162,082 as a result of dividend reinvestment during the six months ended April 30, 2002. Shares issued and outstanding increased by 397,213 as a result of dividend reinvestment during the year ended October 31, 2001, respectively.



MuniYield Fund, Inc., April 30, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2002 were as follows: Series A, 1.419%; Series B, 1.55%; Series C, 1.32%, Series D, 2.00%, Series E, 1.55% and Series F, 1.60%.

Shares issued and outstanding during the six months ended April 30, 2002 increased by 1,720 as a result of issuance of Preferred Stock from reorganization and during the year ended October 31, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $238,634 as commissions.


5. Capital Loss Carryforward:
At October 31, 2001, the Fund had a net capital loss carryforward of approximately $53,781,000, of which $6,930,000 expires in 2007, $40,851,000 expires in 2008 and $6,000,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


6. Reorganization Plan:
On November 19, 2001, the Fund acquired all of the net assets of Merrill Lynch Municipal Strategy Fund, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 8,033,912 common shares and 1,720 AMPS shares of Merrill Lynch Municipal Strategy Fund, Inc. for 5,508,829 common shares and 1,720 AMPS shares of the Fund. Merrill Lynch Municipal Strategy Fund, Inc.'s net assets on that date of $116,652,857, including $777,188 of unrealized depreciation and $12,079,786 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets of the Fund immediately after the acquisition amounted to $883,788,181.


7. Subsequent Event:
On May 8, 2002, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.077000 per share, payable on May 30, 2002 to shareholders of record as of May 20, 2002.



QUALITY PROFILE


The quality ratings of securities in the Fund as of April 30, 2002 were as follows:


                                     Percent of
S&P Rating/Moody's Rating           Total Assets

AAA/Aaa                                 42.0%
AA/Aa                                   12.0
A/A                                      8.8
BBB/Baa                                 11.8
BB/Ba                                    6.0
B/B                                      0.7
CCC/Caa                                  0.8
NR (Not Rated)                          11.1
Other*                                   5.0


*Temporary investments in short-term municipal securities.



MuniYield Fund, Inc., April 30, 2002


MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Roberto W. Roffo, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary



Joseph L. May, Director and Vincent R. Giordano, Senior Vice
President of MuniYield Fund, Inc., have recently retired. The Fund's Board of Directors wishes Messrs. May and Giordano well in their retirements.



Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100Church Street
New York, NY 10286



NYSE Symbol
MYD